RAYMOND JAMES IT SUPPLY CHAIN CONFERENCE November 15, 2005 Patricia Gallup, Chairman & Chief Executive Officer Stephen Baldridge, VP of Finance & Corporate Controller

Under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-
looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of changes in market demand and the overall level of economic activity, or in the level of business investment in information technology products, competitive products and pricing, product availability and market acceptance, new products, fluctuations in operating results and other risks detailed under the caption “ Factors That May Affect Future Results and Financial Condition” in the
Company’s 2005 Quarterly Report on Form 10-Q filed with the Securities and Exchange
Commission for the quarter ended September 30, 2005. More specifically, the statements in this presentation concerning the Company’s outlook for 2005 and the statements concerning the
Company’s gross margin percentage, productivity, selling and administrative costs, and other statements of a non-historical basis (including statements regarding implementing strategies for future growth, the ability of the Company to improve sales productivity and increase its market share) are forward-looking statements that involve certain risks and uncertainties. Such risks and uncertainties include the ability to realize market demand for and competitive pricing pressures on the products and services marketed by the Company, the continued acceptance of the Company’s distribution channel by vendors and customers, continuation of key vendor relationships and support programs and the ability of the Company to hire and retain qualified sales representatives and other essential personnel.
Safe Harbor Statement

Fortune 1000
Founded 1982
Employees 1,440
Exchange NASDAQ
Symbol PCCC
Shares Outstanding 25.2 Million
Float 8.1 Million
2004 Sales $1.35 Billion
Market Capitalization $137 Million
Total Book Value Per Share $6.79
Tangible Book Value Per Share $4.63
Closing Price–9/30/05 $5.44

Corporate Structure
PC Connection, Inc.
PC Connection, Inc.
(Holding Company) (Holding Company)
GovConnection, Inc. GovConnection, Inc.
• Federal Government
• State, Local, Education
PC Connection PC Connection
Sales Corporation Sales Corporation
(dba PC Connection)
(dba PC Connection )
)
Small-and Medium-Sized
Businesses
MoreDirect, Inc. MoreDirect, Inc.
Medium-to-Large
Businesses
ServiceConnection, Inc.
ServiceConnection , Inc.
, Inc.
IT Services and Solutions
Merrimack Services Corporation Merrimack Services Corporation
(dba PC Connection Services) (dba PC Connection Services)
Sales Support Services

Company Overview
• Multi-branded strategy that leads with solution-selling
• Sales and sales support subsidiaries targeting specific segments
• More than 100,000 brand-name products and solutions from more than
1,400 manufacturers
• Major vendor partners; long-standing alliances
– HP, Apple, Toshiba, Sony, IBM/Lenovo, Microsoft, Cisco, Symantec

2005

PC Connection, Inc.

PC Connection
Sales Corporation
GovConnection, Inc.
MoreDirect, Inc.
Other Parties
(potential)
Merrimack Services Corporation
(dba PC Connection Services)
Sales Support Services

PC Connection, Inc.

2005

PC Connection, Inc.

PC Connection
Sales Corporation
GovConnection, Inc.
MoreDirect, Inc.
Other Parties
(potential)
ServiceConnection, Inc.
Merrimack Services Corporation
(dba PC Connection Services)
Sales Support Services

PC Connection, Inc.

• Customer Focus
– Companies with less than 500 employees
– Consumers
– Sales supports customers without IT departments
• Strategy
– Telephonic/digital solution selling
– Rapid response and solution selling of IT products and services
• Marketing
– In-bound and out-bound sales; Business-to-Business; Business-to-Consumer
– Catalog; activation/reactivation, Web
• Growth: Year-over-year growth Q304–Q305 of 3.9%
– Increase number of sales reps (410)
– Lead with solutions and service packages

• Customer Focus
– The Public Sector; in-house IT
• Federal
• K-12
• State and Local
• Higher Ed
• Strategy
– Solution-selling; contract selling; teaming
• Marketing
– Field sales, out-bound tele-sales, catalog, Web, tradeshows/events
• Growth: Year-over-year growth Q304 – Q305 of 12.1%
– Increase number of sales reps (105)
– Continuing to add vendors; expanding government contract vehicles

• Customer Focus
– Companies with 500+ employees
– Technical IT department
• Strategy
– Field sales model
– Low SG&A rate
• Marketing
– Customer tie-in via TRAXX ® e-procurement system
– TRAXX aggregates IT solution procurement over the Web
• Growth: Year-over-year growth Q304–Q305 of 3.8%
– Increase number of established field people (70)
– Increase high-end equipment sales using ServiceConnection

• New subsidiary of PC Connection, Inc.
Customer Focus:  Small-to-large businesses
• Strategy
– Skuable services to businesses with <500 employees
Warranty Support 24x7 Help Desk
Remote Monitoring Remote Backup
– Professional services to businesses with 500+ employees
Data Migration Active Data Upgrade
Cable Support Installations
• Growth:
Sell services across all sales organizations

• Subsidiary supporting all sales and service companies
Product Management Purchasing Distribution
Human Resources Sales Support Finance
Marketing Administration Web
Facilities Advertising
• Lower SG&A through consolidating subsidiary support
• Rapid response support for sales
– One solution call center for all sales organizations
Merrimack Services Corporation
dba PC Connection Services

2005

PC Connection®

MacConnection®

GovConnection™

MORE™ DIRECT

PC Connection
MacConnection
MAC SUPER SALE!

GovConnection™
Gov is all you need.™
GovConnection.com

PC Connection, Inc.

Multi-branded Strategy

• Amherst Technologies focused on products and services
to medium-to-large corporations
• Assets incorporated into various subsidiaries
• New sales and services certifications from leading enterprise vendors
– IBM, HP, Cisco and other high-end systems certifications
Recent Acquisition Update

Growth Strategies Summary
• Increase solutions offerings
• Increase number of sales representatives
• Expand public sector contract vehicles
• Lower SG&A through IT automation of sales-related systems
• Improve overall sales productivity
• Continually look for opportunities to acquire companies that augment our customer base and adds sales talent

Financial Summary Stephen Baldridge, VP of Finance & Corporate Controller

Operating Results – Consolidated
$       0.25 $       0.18 $       0.11 $      0.08 EPS (GAAP)
0.6% 0.4% 0.8% 0.5%
% of Net Sales
$       6,231 $     4,436 $        2,817 $     1,924 Net Income
1.1% 0.8% 1.4% 1.0%
% of Net Sales
10,972 8,599 4,841 3,696 Operating Income
3,583 853 1,800 853 Special Charges
9.4% 10.6% 9.3% 10.1%
% of Net Sales
94,938 110,326 32,765 37,531 SG&A Expenses
10.8% 11.5% 11.2% 11.3%
% of Net Sales
109,493 119,778 39,406 42,080 Gross Profit
$   1,014,235 $   1,045,685 $   351,265 $   371,124 Net Sales
Sept ’04
YTD
Sept ‘05
YTD
Q3 2004 Q3 2005
(Amounts in thousands except EPS)

Product Mix – Q3 2005 vs. Q3 2004
100.0% 100.0%
9.6% 10.6% Accessories/Other
5.4% 4.9% Memory & System Enhancements
11.8% 11.8% Video, Imaging, & Sound
10.6% 10.8% Printers & Printer Supplies
7.3% 7.8% Net/Com Products
11.9% 12.1% Software
7.9% 8.7% Storage Devices
13.9% 13.9% Desktops/Servers
21.6% 19.4% Notebooks & PDAs
2004
% of Net
Sales
2005
% of Net
Sales

Net Sales by Segment
$207,424
$66,359
$53,852
$200,325
$76,366
$47,160
$194,058
$77,942
$63,355
$207,296
$78,457
$64,957
$195,943
$77,458
$77,864
$203,493
$80,382
$87,249
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
Public Sector
Large Account
SMB
($ amounts in thousands)
2004       2005
Q1
2004       2005
Q2
2004        2005
Q3

Gross Margin % of Sales 11.2% 11.3% Consolidated 10.2% 9.8% Large Account 9.8% 9.2% Public Sector 12.2% 12.9% SMB Q3 2004 Q3 2005

SG&A  % of Sales
Note: SG&A rates exclude special charges; 2004 and 2005 include increases of 0.4%  and 1.0%, respectively, from EITF reclassification.
( FY ‘04 and FY ‘05 include EITF)
10.2%
9.5%
9.8%
10.6%
8.0%
9.0%
10.0%
11.0%
FY 2002 FY 2003 FY 2004 Sept 05 YTD

Operating Margin % of Sales 0.7% 0.6% 1.2% 0.9% 1.4% 1.0% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2004 2005 Q1 2004 2005 Q2 2004 2005 Q3

Diluted Earnings Per Share $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 2004 2005 Q2 2004 2005 Q3 2004 2005 Q1 $0.05 $0.04 $0.09 $0.06 $0.11 $0.08

Working Capital Metrics 3.8% 8.3% Debt/Capital Ratio $18,511 $10,588 Cash Flow from Operations 16 20 Inventory Turns 41 46 Days Sales Outstanding Q3 ‘04 Q3 ‘05

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